UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 30, 2008

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662—Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771—Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 30, 2008, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO ANNOUNCE FIRST QUARTER 2008 FINANCIAL RESULTS ON MAY 5, 2008

HONOLULU—Hawaiian Electric Industries, Inc. (NYSE—HE) said today that it plans to announce its first quarter 2008 financial results on Monday, May 5, 2008.

The Company also announced that it has scheduled a conference call beginning at 2:00 p.m. Eastern time on Wednesday, May 7, 2008. HEI president and chief executive officer, Constance H. Lau; Hawaiian Electric Company, Inc. president and chief executive officer, T. Michael May; and American Savings Bank, F.S.B. president, Timothy K. Schools, will present an overview of first quarter 2008 results and outlook.

Interested parties may listen to the conference by calling (800) 638-4817 and entering passcode: 92157354, or by listening to a webcast on HEI’s website, www.hei.com.

An on-line replay of the webcast will be available at the same website beginning about two hours after the event. Replays of the teleconference will also be available approximately two hours after the event through May 21, 2008, by dialing (888) 286-8010, passcode: 87186146

HEI supplies power to over 400,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, the state’s third largest financial institution based on year-end asset size.

Forward-Looking Statements

Statements made orally on the above-referenced webcast/conference call may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements made orally on the above-referenced webcast/conference should be read in conjunction with the “Forward-Looking Statements” discussion (which is incorporated by reference herein) set forth on page v of HEI’s Annual Report on Form 10-K for the year ended December 31, 2007, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of the above-referenced webcast/conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)	HAWAIIAN ELECTRIC COMPANY, INC. (Registrant)

/s/ Curtis Y. Harada	/s/ Tayne S. Y. Sekimura
Curtis Y. Harada	Tayne S. Y. Sekimura
Controller and Acting Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer of HEI)	Senior Vice President, Finance and Administration (Principal Financial Officer of HECO)

Date: April 30, 2008	Date: April 30, 2008

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